UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 20, 2005

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	File Number 1-10827 (Commission File Number)	22-3122182 (I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey (Address of principal executive offices)	07677 (Zip Code)

Registrant’s telephone number, including area code:  (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Par Pharmaceutical Companies, Inc. recently announced an organizational restructuring that included the creation of two new positions to facilitate the management of its branded and generic pharmaceutical businesses.  Michael Graves, formerly Senior Vice President, Corporate Development and Strategic Planning, has been promoted to the newly-created position of President, Generic Products Division.  John A. MacPhee, formerly Senior Vice President, Branded Marketing and Sales, has been promoted to the newly-created position of President, Branded Products Division.

A copy of the Press Release announcing the foregoing has been attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibits.

99.1.

Press Release, dated as of September 20, 2005, by Par Pharmaceutical Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  September 22, 2005

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Dennis J. O’Connor

Name    Dennis J. O’Connor

Title:     Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT

DESCRIPTION

99.1

Press Release, dated as of September 20, 2005, by Par Pharmaceutical Companies, Inc.